SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 10, 2014

ROYALE ENERGY, INC.
(Exact name of registrant as specified in its charter)

California	0-22750	33-02224120
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3777 Willow Glen Drive
El Cajon, CA 92108
(Address of principal executive office)
Issuer's telephone number:  (619) 881-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

On October 10, 2014, the Company held its annual meeting of shareholders.  The following proposals were submitted to the holders of the Company’s capital stock for a vote:

(1)	The election of seven (7) directors to serve until the next annual meeting of shareholders, and until their successors shall be duly elected and qualified;

(2)	Approval, in a nonbinding advisory vote, of the compensation of the Company’s named executive officers;

(3)	Determination, in a nonbinding advisory vote, of the frequency of the nonbinding resolution to approve the compensation of named executive officers; and

(4)	The ratification of the appointment of Padgett, Stratemann & Co., LLP, as independent public auditors of the Company for the fiscal year ending December 31, 2014.

At the meeting, 13,108,049 shares of the Company’s capital stock were represented, or 87% of the Company’s voting capital stock.  Securities brokers are not permitted to vote shares held in brokerage accounts on non-routine matters, including the election of directors, unless the beneficial owner of the shares gives specific instructions on how to vote.  Accordingly, many of the proxies that were returned did not vote shares in the election of directors.  In contrast, brokers were permitted to cast votes regarding ratification of auditors, even if they did not receive instructions from the beneficial owner of the shares.

The voting results were as follows:

(1)	Election of directors. All seven nominees were elected to serve until the 2013 annual meeting, and until their successors are duly elected and qualified.

Director	Votes For	Votes Withheld	Percentage Voting For
Harry E. Hosmer	2,897,164	168,612	94.50%
Donald H. Hosmer	2,902,950	162,826	94.69%
Stephen M. Hosmer	2,902,950	162,826	94.69%
Jonathan Gregory	2,892,047	173,729	94.33%
Oscar A. Hildebrandt	2,905,422	160,354	94.77%
Gary Grinsfelder	2,890,646	175,130	94.29%
Tony Hall	2,951,376	114,400	96.27%

(2)	The shareholders approved the compensation of the Company’s named executive officers.

Votes For	Votes Withheld	Percentage Voting For
2,708,881	69,667	97,49%

(3)	The shareholders determined to vote on a nonbinding resolution to approve the compensation of named executive officers every three years.

	1 Year	2 Years	3 Years	Abstain
Number	751,444	178,168	2,047,005	89,159
Percent	25%	6%	67%	3%

(4)	The shareholders ratified appointment of Padgett Stratemann LLP as the Company’s independent auditor.

Votes For	Votes Withheld	Percentage Voting For
12,994,337	1,618,756	96.90%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: October 16, 2015	/s/ Stephen M. Hosmer
Stephen M. Hosmer, Co-President, Co-Chief Executive Officer and Chief Financial Officer